Exhibit 99.1

A PMGC HOLDINGS C OMPANY (NA SDAQ: ELAB)

The information in this presentation is being provided so you can familiarize yourself with PMGC Holdings, Inc . ("PMGC", or the "Company," "we," "us," or "our") . We request that you keep the information herein provided confidential and that you do not disclose any of the information to any other parties without the Company's prior express written permission . Although the Company believes that the information contained herein is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation . Forward - Looking Statements The presentation includes certain "forward - looking statements . " All statements, other than statements of historical fact, included in this presentation regarding, among other things, our strategy, future operations, financial position, anticipated dividends, projected costs, prospects, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward - looking statements . Forward - looking statements can be identified by words such as "may," "will," "could," "continue," "would," "should," "potential," "target," "goal," "anticipates," "intends," "plans," "seeks," "believes," "estimates," "predicts," "expects," "projects" and similar references to future periods . Forward - looking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short - and long - term business operations and objectives, and financial needs . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . We caution you, therefore, against relying on any of these forward - looking statements . They are neither statements of historical fact nor guarantees or assurances of future performance . There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward - looking statements which include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, and other factors . Any forward - looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law . Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future . The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation . In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate . You should not construe the contents of this presentation or other information we provide to you as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein .

NorthStrive Biosciences, a newly formed division of PMGC Holdings, focuses on the advancement of therapeutics for obesity and aesthetics. Recently licensed lead asset, EL - 22, a first - in - class approach to address obesity's pressing issue of preserving muscle while on GLP - 1 treatments. Actively seeking additional pipeline assets and in the process of recruiting experienced team members to develop our obesity assets. NorthStrive Biosciences Summary

The Unmet Need in Obesity Past GLP - 1 studies show that ~40% of the weight loss is due to loss of lean muscle1 Physicians have expressed concern that patients may lose muscle on the way down and then replace it with fat on the way up, once off GLP - 1 therapies. LIRAGLUTIDE PORCENTAGE (%) 25 0 - 20 - 40 - 60 - 80 - 100 26 28 29 31 32 33 35 36 38 EXENATIDE SEMAGLUTIDE Proportion of total weight loss comprising fat mass (%) Proportion of total weight loss comprising lean body mass/fat - free mass (%) 1 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6769337/ Nearly half of Americans will suffer from obesity by 2030 U.S. Obesity rates, 1990 - 2023 <20% 20 - 29% 30 - 39% 40 - 49% 50 - 59% Ward ZJ, Bleich SN, Cradack AL, Barrett JL, Giles CM, Flax CN, Long MW, Gortmaker SL. Projected U.S. State - Level Prevalence of Adult Obesity and Severe Obesity. N Engl J Med. 2019;381:2440 - 50. dol: 10.1056/NEJMsa1909301

THE OPPORTUNITY:

Why Myostatin?

Combination approaches: using GLP-1 to selectively eliminate fat mass and targeting the Myostatin & Activin signaling pathway to preserve muscle.

Myostatin and Activin A bind to the Activin type IIB receptor (ActRIIB) on muscle cell membranes, resulting in phosphorylation of Smad2.

(A) The down regulation results in muscle-atrophy enzymes that cause the degradation of muscles.

(B) Blocking the Myostatin/Activin A/ActRIIB pathway reverses this muscle wasting.



(A)
MYOSTATIN
ACTVIN A
Activin receptor
(IIB)
P
Smad2
P
FOXO3a
Satellite Cell
Quiescence
Nucleus
FOXO3a
Atrogin-1
MuRF1
PROTEIN DEGRADATION
Muscle Wasting
& Cachexia
(B)
MYOSTATIN
ACTVIN A
Treatment
Decoy receptor
(sActRIIB)
P
Smad2
P
FOXO3a
Satellite Cell
Proliferation
Nucleus
Atrogin-1
MuRF1
Reversal of Muscle
Wasting & Cachexia

Product Development Pipeline Pre - Clinical EL - 22 Myostatin Engineered Probiotic EL - 32 Dual Myostatin/Activin - A Engineered Probiotic Phase I Phase II

EL-22 Mechanism of Action

1

Engineered lactobacillus casei expresses modified human myostatin antigen on surface.


MYOSTATIN ANTIGENS
Lactobacillus casei

GALT (Peyer's patch)

- Myostatin specific mucosal immune response (IgA) ↑
- Myostatin specific system immune response (IgG) ↑

2

Administered as oral therapeutic vaccine that dissolves in the small intestine tract.


Oral administration

3

Drug is distributed to the Peyer's patches through M-cells present in the small intestine mucosa. After entering the Peyer's patch, these M cells feed antigens to the macrophages and dendritic cells of Peyer's patches.


Lactobacillus casei
Induction of mucosal humorial immunity (SIgA)
Lactobacillus casei
M Cells
T and B Cells
Bacterial sensing by epithelium
Dendritic Cells
Mucosal cell mediated immune induction
Intraepithelial lymphocyte
Plasma Cell
IgG
Induction of systemic immunity (IgG)

4

The macrophages and dendritic cells then show these antigens to T cells and B cells, which activate an immune response.

↑ Increase muscle regeneration

↑ Attenuate muscular dystrophy phenotype

In Summary

Once orally administered, the antigen on the lactic acid bacteria elicits immune system to produce myostatin-specific antibodies through intestinal immunization and inhibit myostatin. Self-antibody production by activating the immune system.

WT= wild - type group TG= transgenic mdx group Treatment= EL - 22 group. All data are represented as mean ц SEM. * p < 0.05 and *** p < 0.001 vs. WT; ## p < 0.01, and ### p < 0.001 vs. TG. International Journal of Molecular Sciences Publication: A New Method of Myostatin Inhibition in Mice via Oral Administration of Lactobacillus casei Expressing Modified Myostatin Protein, BLS - M22 In DMD mice models, EL - 22 inhibits weight loss caused by muscle loss, improved exercise capacity and overall muscle strength. ## 25 0.6 0.4 0.2 0.0 20 15 10 5 0 BODY WEIGHT GAIN [g] (bar) RATIO OF BODY WEIGHT GAIN [%] (POINTS) WT T† TR‡ATM‡NT *** *** 15 10 5 0 BODY WEIGHT GAIN [g] (bar) CŠNTRŠL M‹Œ TR‡AT‡‹ M‹Œ Body weight change at 12 weeks 250 200 150 100 50 0 DURATION (S) Rota rod test (10rpm) Body weight EL - 22= 10.67g vs control group 8.29g (p=0.01). CŠNTRŠL M‹Œ TR‡AT‡‹ M‹Œ The EL - 22 administration group lasted 12.6 times longer than the control group, demonstrating that overall muscle strength was improved. EL - 22 Highlights: Lactobacillus casei expressing modified human myostatin Preclinical Data: Oral administration Phase 1 Clinical Trial (n=37) completed in South Korea EL - 22 is an engineered probiotic with myostatin antigens designed to elicit an immune response Induce anti - myostatin antibody by active immunization

Anti - myostatin IgG antibody concentration in the serum of the EL - 22 administration group was 0.51 + - 0.02IU/L compared to the control group (p<0.001). Serum Creatine Kinase, which reflects muscle destruction, was significantly decreased in the EL - 22 administration group with average of 1/3 of ratio compared to control group (p=0.0003). Anti - myostatin IgG concentration in the blood increased proportionally to the dose of EL - 22. There was a statistically significant difference in the treatment group compared to the control group (PBS) at 6, 9, and 12 weeks (P<0.001). EL - 22 Increased Antibodies & Lowered Muscle Destruction 0.8 0.6 0.4 0.2 0.0 Ab titer (OD) CŠNTRŠL M‹Œ TR‡AT‡‹ M‹Œ Serum antimyostatin IgG Ab (OD+450nm) *** 60000 40000 20000 0 CK (IU/L) CŠNTRŠL M‹Œ TR‡AT‡‹ M‹Œ Creatine Kinase (CK, 12 weeks) *** 0.30 0.25 0.20 0.15 0 ANTI - MYOSTATIN IgG (O.D.) 0 W‡‡‘S 3 W‡‡‘S 6 W‡‡‘S 9 W‡‡‘S 12 W‡‡‘S Anti - Myostatin IgG PBS 10 mg 30 mg 60 mg

Lead Asset Historical Phase 1 Data Randomized, Double - blind, Placebo - controlled and Dose - escalation Phase I Clinical Trial to Evaluate Safety of BLS - M 22 , Following Single/Multiple Oral Administration in Healthy Adult Volunteers . ClinicalTrials.gov ID: NCT03789734 Enrolment: 37 subjects Study site: Samsung Medical Center (SMC), Seoul, South Korea. Conclusion Study results show that BLS - M22 has good safety and tolerability profiles when evaluated in healthy subjects in doses up to 2,000 mg/day.

EL - 32 is an engineered probiotic with dual Myostatin & Activin - A antigens expressed on the surface to elicit an immune response Induce anti - Myostatin & Activin - A antibodies by active immunization Planning oral administration Preclinical mouse data Target indication: obesity & sarcopenia EL - 32: Lactobacillus casei expressing modified human Myostatin & Activin - A Engineered probiotic Lactobacillus casei MYOSTATIN ANTIGENS ACTIVIN - A ANTIGENS

Statistically significant Activin A antibodies (p= 0 . 0034 ) and myostatin antibodies (p= 0 . 0047 ) were produced simultaneously, confirming the efficacy using the ELISA test . EL - 32: Preclinical Data in Healthy Mouse Model 5 4 3 2 1 0 0.D 450nm P=0.0034 NT MCS pAld - Myo - Act Anti Activin IgG 5 4 3 2 1 0 0.D 450nm BODY WEIGHT CHANGES (%) WEEKS P=0.0047 NT 1 2 3 4 5 6 • 8 9 10 11 MCS pAld - Myo - Act Dosing 10mg/kg (1, 2, 5, 6, 9, weeks) Anti Myostatin IgG Body weight change (%) 140 135 130 125 120 115 110 105 100 95 90 NT, None Treatment MCS, L. casei without Antigen pAId - Myo - Act, L. casei with Antigens

NorthStrive Biosciences believes its assets would be the only oral Myostatin formulations to date and be early movers in the emerging GLP - 1 combination space. Myostatin blocker with clinical data and preclinical dual Myostatin/Activin - A blocker. Two Asset with pipeline potential A combination therapy with GLP - 1 to preserve muscle mass while on weight loss therapies. This an unmet need in obesity drug development. Unmet Need as Obesity Add - Ons The Myostatin pathway has been validated by the likes of Eli Lilly's $1.9B acquisition of Versanis, Regeneron's preclinical myostatin+GLP - 1 combo studies. Big Pharma Validation Competitive Advantages

NorthStrive Biosciences Team Scientific Advisory Board Orian Shirihai, MD, PhD Roger A. Fielding, PhD Eduardo Grunvald, MD

Expected Milestones 2025 - Pre - IND meeting - Announce cGMP partner - Recruit team members 2026 - EL - 32 IND - Announce strategic collab. PoC Data Readout - Run Preclinical GPL - 1 Combination Studies for EL - 22 and EL - 32 - EL - 22 IND filing - Expand Northstrive Pipeline - Initiate EL - 22 + GLP - 1 Phase 2 PoC* 2027 *assumes FDA clears IND for Phase 2 PoC

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